UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2015

Item 1. Schedule of Investments. — The schedule of investments for the period ended July 31, 2015, is filed herewith.

Avenue Credit Strategies Fund

SCHEDULE OF INVESTMENTS

July 31, 2015 (Unaudited)

				Principal
Security Description	Coupon	Maturity		Amount (000)		Value

CORPORATE BONDS & NOTES — 59.1%
Aerospace & Defense — 0.7%
Accudyne Industries Borrower / Accudyne Industries LLC (a)	7.75%	12/15/2020		$12,336		$11,256,600

Auto Components — 3.6%
Chassix, Inc. (a) (b) (c) (g)	10.00%	12/15/2018		10,310		—
Gates Global LLC / Gates Global Co.:
	5.75%	7/15/2022	(a)	EUR	5,000	4,804,846
	5.75%	7/15/2022	(d)	4,900		4,708,750
	6.00%	7/15/2022	(a)	$24,500		21,743,750
Stackpole International Intermediate Co. SA (a)	7.75%	10/15/2021		30,894		29,581,005
						60,838,351
Chemicals — 0.6%
Monitchem HoldCo 2 SA (a)	6.88%	6/15/2022		EUR	9,000	9,647,033

Commercial Services & Supplies — 1.5%
Light Tower Rentals, Inc. (a)	8.13%	8/1/2019		$32,033		24,425,163

Communications Equipment — 1.4%
Avaya, Inc.:
	7.00%	4/1/2019	(a)	14,790		14,272,350
	10.50%	3/1/2021	(a)	10,900		8,856,250
						23,128,600
Construction Materials — 1.5%
CeramTec Group GmbH:
	8.25%	8/15/2021	(a)	EUR	18,375	22,093,452
	8.25%	8/15/2021	(d)	2,200		2,645,203
						24,738,655
Containers & Packaging — 4.0%
Ardagh Finance Holdings SA:
	8.38%	6/15/2019	(a)	2,084		2,357,271
	8.38%	6/15/2019	(d)	5,688		6,434,882
Ardagh Finance Holdings SA PIK (a)	8.63%	6/15/2019		$22,833		23,860,389
BWAY Holding Co. (a)	9.13%	8/15/2021		33,394		34,061,880
						66,714,422
Diversified Telecommunication Services — 3.3%
Intelsat Jackson Holdings SA:
	6.63%	12/15/2022		13,654		12,459,275
	7.50%	4/1/2021		17,015		16,929,925
Wind Acquisition Finance SA:
	4.00%	7/15/2020	(a)	EUR	5,000	5,607,942
	7.38%	4/23/2021	(a)	$19,900		21,094,000
						56,091,142
Electric Utilities — 2.7%
Energy Future Intermediate Holdings Corp. PIK (a) (b) (c)	11.25%	12/1/2018		39,939		44,732,096

Energy Equipment & Services — 2.2%
CHC Helicopter SA	9.38%	6/1/2021		4,445		2,177,903
Drill Rigs Holdings, Inc. (a)	6.50%	10/1/2017		141		112,800
Globe Luxembourg SCA (a)	9.63%	5/1/2018		12,185		10,738,031
Niska Gas Storage	6.50%	4/1/2019		2,216		2,049,800
Pacific Drilling V Ltd. (a)	7.25%	12/1/2017		8,390		7,131,500
Tervita Corp.:
	8.00%	11/15/2018	(a)	11,086		9,755,680
	10.88%	2/15/2018	(a)	9,578		5,698,910
						37,664,624
Food & Staples Retailing — 0.6%
Rite Aid Corp. (a)	6.13%	4/1/2023		10,000		10,387,500

Food Products — 1.7%
Brakes Capital (d)	7.13%	12/15/2018		GBP	17,400	28,096,597

See Accompanying Notes to Schedule of Investments.

					Principal
Security Description	Coupon	Maturity			Amount (000)	Value

Health Care Equipment & Supplies — 1.6%
ConvaTec Finance International SA PIK (a)	8.25%	1/15/2019			$27,500	$27,156,250

Health Care Providers & Services — 5.9%
Amsurg Corp.	5.63%	7/15/2022			10,022	10,308,128
inVentiv Health, Inc. PIK (a)	10.00%	8/15/2018			38,779	40,717,992
Kindred Escrow Corp. II (a)	8.75%	1/15/2023			19,618	21,628,845
Tenet Healthcare Corp.:
	5.50%	3/1/2019	(a)		17,504	17,810,320
	6.75%	6/15/2023	(a)		8,000	8,360,000
						98,825,285
Hotels, Restaurants & Leisure — 4.1%
Boyd Gaming Corp.	6.88%	5/15/2023			2,580	2,683,200
Caesars Entertainment Operating Co, Inc.:
	10.00%	12/15/2018	(b) (c)		44,195	13,700,450
	10.00%	12/15/2018	(b) (c)		23,315	7,227,659
	11.25%	6/1/2017	(b) (c)		47,650	39,311,250
Scientific Games International, Inc. (a)	7.00%	1/1/2022			5,790	5,999,887
						68,922,446
Household Durables — 3.3%
Beazer Homes USA, Inc.:
	7.25%	2/1/2023			11,314	10,889,725
	7.50%	9/15/2021			17,115	17,157,788
K Hovnanian Enterprises, Inc.:
	7.00%	1/15/2019	(a)		19,947	17,553,360
	9.13%	11/15/2020	(a)		10,200	10,404,000
						56,004,873
Independent Power and Renewable Electricity Producers — 1.9%
Coso Geothermal Power Holdings LLC (a)	7.00%	7/15/2026			5,696	3,958,387
Dynegy Finance I, Inc. (a)	6.75%	11/1/2019			11,230	11,594,975
Dynegy Finance I, Inc. / Dynegy Finance II, Inc. (a)	7.38%	11/1/2022			1,730	1,789,685
Illinois Power Generating Co.	6.30%	4/1/2020			15,908	14,396,740
						31,739,787
Industrial Conglomerates — 0.1%
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.:
	6.38%	5/1/2022	(a)	EUR	865	958,347
	6.75%	5/1/2022	(a)		$250	251,250
						1,209,597
Insurance — 1.7%
Hastings Insurance Group Finance PLC:
	8.00%	10/21/2020	(a)	GBP	8,100	13,395,989
	8.00%	10/21/2020	(d)		9,547	15,789,074
						29,185,063
Machinery — 1.2%
Meritor, Inc.:
	6.25%	2/15/2024			$18,850	18,897,125
	6.75%	6/15/2021			1,500	1,541,250
						20,438,375
Marine — 2.0%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (a)	8.13%	11/15/2021			5,208	5,129,880
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.:
	7.38%	1/15/2022	(a)		22,064	18,809,560
	8.13%	2/15/2019			11,396	9,002,840
						32,942,280
Media — 6.5%
Altice Financing SA:
	5.25%	2/15/2023	(a)	EUR	2,000	2,256,905
	6.50%	1/15/2022	(a)		$2,000	2,065,000
	6.63%	2/15/2023	(a)		1,800	1,854,000

See Accompanying Notes to Schedule of Investments.

					Principal
Security Description	Coupon	Maturity			Amount (000)	Value

Altice Finco SA (a)	8.13%	1/15/2024			$19,300	$20,072,000
Altice SA (a)	7.75%	5/15/2022			7,970	8,029,775
Altice US Finance I Corp. (a)	5.38%	7/15/2023			8,000	8,040,000
Altice US Finance II Corp. (a)	7.75%	7/15/2025			13,452	13,351,110
CCO Safari II LLC:
	4.46%	7/23/2022	(a)		1,000	1,005,400
	4.91%	7/23/2025	(a)		10,000	10,022,140
	6.38%	10/23/2035	(a)		1,000	1,022,282
Clear Channel Communications, Inc.:
	9.00%	12/15/2019			16,250	15,620,312
	10.63%	3/15/2023	(a)		2,590	2,428,125
	11.25%	3/1/2021			17,690	16,893,950
Clear Channel Communications, Inc. PIK	12.00%	2/1/2021			10,220	6,758,227
						109,419,226
Metals & Mining — 3.1%
Constellium NV:
	5.75%	5/15/2024	(a)		14,655	12,163,650
	7.00%	1/15/2023	(d)	EUR	3,200	3,461,686
Schmolz & Bickenbach Luxembourg SA (a)	9.88%	5/15/2019			2,232	2,632,085
Wise Metals Group LLC / Wise Alloys Finance Corp. (a)	8.75%	12/15/2018			$19,880	20,333,264
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp. (a)	9.75%	6/15/2019			12,427	12,737,675
						51,328,360
Multiline Retail — 0.2%
JC Penney Corp, Inc.	5.65%	6/1/2020			4,505	4,054,500

Oil, Gas & Consumable Fuels — 1.7%
Endeavour International Corp. (b) (c)	12.00%	3/1/2018			43,592	4,795,120
EXCO Resources, Inc.	8.50%	4/15/2022			4,637	1,576,580
Halcon Resources Corp. (a)	8.63%	2/1/2020			9,089	8,679,995
Memorial Production Partners LP / Memorial Production Finance Corp.	6.88%	8/1/2022			497	397,600
Northern Oil and Gas, Inc.:
	8.00%	6/1/2020			3,765	3,313,200
	8.00%	6/1/2020	(a)		5,128	4,512,640
US Shale Solutions, Inc. (a)	12.50%	9/1/2017			10,219	4,905,120
						28,180,255
Pharmaceuticals — 1.0%
Concordia Healthcare Corp. (a)	7.00%	4/15/2023			7,918	8,066,462
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. (a)	6.00%	7/15/2023			4,000	4,160,000
JLL/Delta Dutch Pledgeco BV (a)	8.75%	5/1/2020			3,919	4,041,469
						16,267,931
Software — 0.4%
BMC Software Finance, Inc. (a)	8.13%	7/15/2021			8,212	6,117,940

Specialty Retail — 0.2%
Matalan Finance PLC:
	6.88%	6/1/2019	(a)	GBP	1,000	1,508,945
	6.88%	6/1/2019	(d)		1,840	2,776,459
						4,285,404
Wireless Telecommunication Services — 0.4%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020			3,625	6,232,744
TOTAL CORPORATE BONDS & NOTES (Cost $1,066,816,158)						990,031,099
SENIOR LOANS — 24.9% (e) (f)
Auto Components — 0.9%
Chassix Holdings, Inc. Exit Term Loan (g)	12.00%	7/29/2019			$14,486	$14,703,413

Capital Markets — 1.2%
Panda Power (Moxie Patriot) LLC Term Loan B1	6.75%	12/19/2020			20,500	20,397,500

See Accompanying Notes to Schedule of Investments.

				Principal
Security Description	Coupon	Maturity		Amount (000)	Value

Chemicals — 1.5%
Solenis International, LP USD 2nd Lien Term Loan	7.75%	7/31/2022		$25,368	$24,535,192

Construction Materials — 1.0%
Grupo Cementos Portland Valderrivas Term Loan A1	4.53%	8/1/2016	EUR	2,503	2,594,065
Grupo Cementos Portland Valderrivas Term Loan A2	4.52%	8/1/2016		8,381	8,686,372
Grupo Cementos Portland Valderrivas Term Loan C	4.53%	8/1/2016		6,000	6,218,844
					17,499,281
Containers & Packaging — 1.6%
Mauser Holdings Term Loan	8.75%	7/31/2022		$27,519	27,243,810

Diversified Consumer Services — 0.4%
Cengage Learning Acquisitions, Inc. Term Loan	7.00%	3/31/2020		6,965	6,982,450

Electric Utilities — 0.7%
La Paloma Generating Co. LLC 2nd Lien Term Loan (g)	9.25%	2/20/2020		15,500	11,780,000

Energy Equipment & Services — 0.3%
Drillships Financing Holding, Inc. Term Loan B1	6.00%	3/31/2021		6,542	5,060,098

Health Care Equipment & Supplies — 2.1%
Accellent, Inc. 2nd Lien Term Loan	7.50%	3/11/2022		36,903	35,168,559

Health Care Providers & Services — 1.2%
Surgery Center Holdings, Inc. 2nd Lien Term Loan	8.50%	11/3/2021		20,568	20,473,400

Household Products — 1.2%
KIK Custom Products, Inc. 2nd Lien Term Loan	9.50%	10/29/2019		19,670	19,700,685

Independent Power and Renewable Electricity Producers — 0.4%
Panda Power Funds Term Loan B1	6.50%	11/13/2021		6,000	6,043,140

Insurance — 0.6%
Asurion LLC 2nd Lien Term Loan	8.50%	3/3/2021		9,440	9,487,200

Media — 5.6%
Clear Channel Communications Term Loan	6.94%	1/30/2019		8,500	7,799,855
Endemol (AP NMT Acquisition) 1st Lien Term Loan:
	6.75%	8/13/2021		29,439	29,188,622
	7.00%	8/13/2021	EUR	2,978	3,270,859
IMG Worldwide, Inc. 2nd Lien Term Loan	8.25%	5/6/2022		$36,000	34,980,120
Promotora De Informaciones SA Term Loan 3 PIK:
	2.50%	12/12/2019	EUR	17,434	15,432,274
	2.50%	12/12/2019		3,377	3,258,678
					93,930,408
Metals & Mining — 0.5%
Essar Steel Minnesota LLC Term Loan (g)	11.50%	9/30/2020		$10,273	9,245,700

Oil, Gas & Consumable Fuels — 1.9%
ATP Oil & Gas Corp. DIP Money Term Loan PIK (c) (g)	4.50%	12/31/2015		28	—
ATP Oil & Gas Corp. DIP Add-On Money Term Loan PIK (c) (g)	4.50%	12/31/2015		3	—
ATP Oil & Gas Corp. DIP Refinancing Term Loan PIK (c) (g)	4.50%	12/31/2015		53	—
ATP Oil & Gas Corp. DIP Term Loan PIK (c) (g)	4.50%	12/31/2015		16	—
Bennu Oil & Gas LLC Replacement Loans PIK	9.75%	11/1/2018		18,585	12,881,794
Connacher Oil And Gas Ltd. Term Loan	9.00%	5/23/2018		1,462	1,293,774
Endeavour International Holdings Term Loan	11.00%	1/2/2017		17,725	13,116,500
Samson Investment Co. Term Loan B	5.00%	9/25/2018		5,583	1,613,487
Southern Pacific Resource Corp. 1st Lien Term Loan (c) (g)	14.25%	3/31/2019		6,362	2,942,390
					31,847,945
Technology Hardware, Storage & Peripherals — 1.3%
Eastman Kodak Co. 1st Lien Term Loan	7.25%	9/3/2019		21,276	21,023,484

Trading Companies & Distributors — 2.5%
Neff Rental LLC 2nd Lien Term Loan	7.25%	6/9/2021		42,647	42,114,006
TOTAL SENIOR LOANS (Cost $442,914,028)					417,236,271

See Accompanying Notes to Schedule of Investments.

					Principal
Security Description	Coupon	Maturity			Amount (000)	Value

CONVERTIBLE BONDS — 2.0%
Banks — 0.5%
The Bank Of New York Mellon (Unicredit) (f)	4.49%	12/15/2050		EUR	12,500	$8,923,286
Household Durables — 0.3%
K Hovnanian Enterprises, Inc.	6.00%	12/1/2017			$5,265	4,718,756
Machinery — 0.4%
Meritor, Inc.	7.88%	3/1/2026			4,402	7,205,524
Oil, Gas & Consumable Fuels — 0.2%
Connacher Oil and Gas Ltd. (a) (g)	12.00%	8/31/2018			1,639	2,458,893
Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.	2.00%	4/1/2020			5,904	9,704,700
TOTAL CONVERTIBLE BONDS (Cost $31,697,510)						33,011,159

MUNICIPAL BONDS — 1.0%
Puerto Rico — 1.0%
Commonwealth of Puerto Rico	8.00%	7/1/2035			4,385	3,025,650
Government Development Bank for Puerto Rico:
	3.88%	2/1/2017			10,845	4,229,875
	4.35%	8/1/2018			5,340	1,962,664
	4.90%	8/1/2021			6,570	2,266,650
Puerto Rico Sales Tax Financing Corp.	5.25%	8/1/2041			11,500	4,456,250
TOTAL MUNICIPAL BONDS (Cost $27,810,811)						15,941,089

					Shares

PREFERRED STOCK — 0.2%
Banks — 0.2%
RBS Capital Funding Trust V	5.90%		(h)		112,725	2,777,544
TOTAL PREFERRED STOCKS (Cost $2,436,242)						2,777,544

EQUITY — 2.3%
Auto Components — 1.5%
Chassix Holdings, Inc.					1,081,374	24,330,915
Automobiles — 0.8%
Ford Motor Co.					900,000	13,347,000
Hotels, Restaurants & Leisure — 0.0% (i)
MGM Resorts International					13,457	264,026
Oil, Gas & Consumable Fuels — 0.0% (i)
Connacher Oil and Gas Ltd.					1,091,054	759,154
TOTAL EQUITY (Cost $62,678,568)						38,701,095

WARRANTS — 0.0% (i)
Auto Components — 0.0% (i)
Chassix Holdings, Inc. Call Expires 7/29/2020 (g)					78,317	603,824
Oil, Gas & Consumable Fuels — 0.0% (i)
US Shale Solution, Inc. Call Expires 9/1/2024 (g)					10,219	—
						—
TOTAL WARRANTS (Cost $603,824)						603,824

See Accompanying Notes to Schedule of Investments.

Security Description			Shares	Value

PRIVATE EQUITY — 0.0% (i)
Oil, Gas & Consumable Fuels — 0.0% (i)
Bennu Oil And Gas, LLC Series A			3,420	$43,889
Bennu Oil And Gas, LLC Series B (g)			488	—
TOTAL PRIVATE EQUITY (Cost $289,206)				43,889
TOTAL LONG-TERM INVESTMENTS — 89.5% (Cost $1,635,246,347)				1,498,345,970

			Principal
			Amount (000)

SHORT-TERM INVESTMENTS — 8.2%
REPURCHASE AGREEMENT — 8.2%
State Street Repurchase Agreement, dated 7/31/2015, due 8/3/2015 at 0.01%, collateralized by Freddie Mac. REMICS, 4.0% due 12/12/2017 valued at $37,246,699; Fannie Mae Pool, 5.5% due 4/1/2018 valued at $116,159; Ginnie Mae II Pool, 2.5% due 10/20/2017 valued at $103,019,453 (repurchase proceed $137,629,611)			$137,629	137,629,497
TOTAL SHORT-TERM INVESTMENTS — 8.2% (Cost $137,629,497)				137,629,497
TOTAL INVESTMENTS — 97.7% (Cost $1,772,875,844)				1,635,975,467

Security Description	Coupon	Maturity		Value

CORPORATE BONDS SOLD SHORT — (0.3)%
Insurance — (0.3)%
Ambac Assurance Corp. (a)	5.10%	6/7/2020	(3,689)	(4,002,372)
TOTAL CORPORATE BONDS SOLD SHORT—(0.3)% (Proceeds $3,873,263)				(4,002,372)
OTHER ASSETS & LIABILITIES — 2.6%				42,773,918
NET ASSETS — 100.0%				$1,674,747,013

Percentages are calculated as a percentage of net assets as of July 31, 2015.

(a) Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b) Defaulted security. Issuer in bankruptcy.

(c) Non-income producing.

(d) Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(e) Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard interbank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(f) Variable rate security. Rate shown is rate in effect at July 31, 2015.

(g) For fair value measurement disclosure purposes, security is categorized as Level 3.

(h) Perpetual Maturity.

(i) Amount shown represents less than 0.05% of net assets.

DIP - Debtor In Possession

See Accompanying Notes to Schedule of Investments.

PIK - Payment in Kind

PLC - Public Limited Company

SCA - Societe en Commandite par Actions

Geographic Allocation of Investments:

	Percentage of Net
Country	Assets	Value
United States (Includes Short-Term Investments)	64.1%	$1,071,871,718
Luxembourg	9.9	165,770,415
Canada	4.8	80,256,953
United Kingdom	4.7	78,537,839
Netherlands	4.3	72,815,450
Germany	3.1	51,982,465
Spain	2.1	36,190,233
Italy	2.1	35,625,228
Greece	2.0	32,942,280
Cyprus	0.3	5,172,898
Switzerland	0.2	2,632,085
Norway	0.1	2,177,903
Total Investments	97.7%	$1,635,975,467
United States (securities sold short)	(0.3)%	$(4,002,372)
Total Securities Sold Short	(0.3)%	$(4,002,372)

The geographic allocation is based, where Avenue Capital Management II L.P., the “Investment Adviser”, believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered or where the primary source of revenue risk is determined by the Investment Adviser.

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
08/11/2015	EUR	6,511,099	$27,436,659	27,952,898	$(516,239)	State Street Bank and Trust Co.
08/11/2015	GBP	9,375,707	14,640,831	14,542,930	97,901	State Street Bank and Trust Co.
					(418,338)
Forward Foreign Currency Contracts to Sell:
08/11/2015	CAD	1,390,400	1,063,062	1,152,213	89,151	State Street Bank and Trust Co.
08/11/2015	EUR	132,690,452	145,739,310	148,846,912	3,107,603	State Street Bank and Trust Co.
08/11/2015	GBP	53,842,085	84,078,231	81,786,935	(2,291,296)	State Street Bank and Trust Co.
					905,458
	TOTAL				$487,120

CAD - Canadian Dollar

EUR - Euro Currency

GBP - Great British Pound

See Accompanying Notes to Schedule of Investments.

Swap Contracts:

At July 31, 2015, outstanding swap contracts were as follows:

Buy Protection:

		Credit						Upfront	Unrealized
	Reference	Spread	Notional		Fixed	Expiration	Market	Premiums	Appreciation/
Counterparty	Obligation	(Basis Points)	Amount*		Rate**	Date	Value***	Paid (Received)	(Depreciation)
OTC Swaps:
Goldman Sachs	Parker Drilling	711	USD	4,000,000	5.00	12/20/2019	$235,610	$102,548	$133,062
Goldman Sachs	Sears Roebuck	731	USD	9,901,000	5.00	9/20/2016	285,372	972,855	(687,483)
Goldman Sachs	Sears Roebuck	805	USD	3,682,000	5.00	12/20/2016	156,296	528,766	(372,470)
Goldman Sachs	Sears Roebuck	1,286	USD	6,233,000	5.00	12/20/2019	1,448,571	1,665,152	(216,581)
Goldman Sachs	Sears Roebuck	1,322	USD	2,469,000	5.00	6/20/2020	628,107	440,485	187,622
							$2,753,956	$3,709,806	$(955,850)
Centrally Cleared Swaps:
ICE	iTraxx Europe Crossover Series 22
	Version 1	285	EUR	25,500,000	5.00	12/20/2019	$(2,614,972)	$(1,329,725)	$(1,285,247)
ICE	Markit CDX NA
	High Yield
	Index	305	USD	24,250,000	5.00	12/20/2019	(2,029,894)	(1,219,942)	(809,952)
							$(4,644,866)	$(2,549,667)	$(2,095,199)

Sell Protection:

		Implied
		Credit						Upfront	Unrealized
	Reference	Spread	Notional		Fixed	Expiration	Market	Premiums	Appreciation/
Counterparty	Obligation	(Basis Points)	Amount*		Rate**	Date	Value***	Paid (Received)	(Depreciation)
OTC Swaps:
Citibank	MBIA Insurance Corp.	1,689	USD	3,000,000	5.00	6/20/2018	$(646,509)	$(93,370)	$(553,139)
Citibank	MBIA Insurance Corp.	1,671	USD	4,500,000	5.00	9/20/2018	(999,111)	(235,164)	(763,947)
Citibank	MBIA Insurance Corp.	1,655	USD	7,500,000	5.00	12/20/2018	(1,709,274)	(745,212)	(964,062)
Citibank	MBIA Insurance Corp.	1,641	USD	7,500,000	5.00	3/20/2019	(1,749,964)	(565,177)	(1,184,787)
Citibank	MBIA Insurance Corp.	1,619	USD	7,400,000	5.00	9/20/2019	(1,800,607)	(680,318)	(1,120,289)
Citibank	MBIA Insurance Corp.	1,588	USD	10,275,000	5.00	3/20/2020	(2,568,187)	(2,100,395)	(467,792)
Goldman Sachs	MBIA Insurance Corp.	1,655	USD	12,000,000	5.00	12/20/2018	(2,734,838)	(1,302,664)	(1,432,174)
Goldman Sachs	MBIA Insurance Corp.	1,641	USD	7,000,000	5.00	3/20/2019	(1,633,300)	(465,215)	(1,168,085)
Goldman Sachs	MBIA Insurance Corp.	1,619	USD	1,650,000	5.00	9/20/2019	(401,486)	(164,642)	(236,844)
Goldman Sachs	MBIA Insurance Corp.	1,603	USD	7,500,000	5.00	12/20/2019	(1,850,524)	(833,065)	(1,017,459)
							$(16,093,800)	$(7,185,222)	$(8,908,578)

* If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At July 31, 2015, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $68,325,000.

** The fixed rate represents the fixed annual rate of interest paid by the Fund (as a buyer of protection) or received by the Fund (as a seller of protection) annually on the notional amount of the credit default swap contract.

*** Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include

See Accompanying Notes to Schedule of Investments.

upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

See Accompanying Notes to Schedule of Investments.

Avenue Credit Strategies Fund

Notes to Schedule of Investments

July 31, 2015 (unaudited)

1.      Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Institutional Class and an Investor Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

2.      Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the Schedule of Investments.

SECURITY VALUATION - Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by independent pricing services. Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Trade claims are valued using quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. stock exchange, including shares of exchange-traded funds, are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Investments in other open-end investment companies are valued at NAV.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Purchased options are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Forward foreign currency contracts are valued using quoted foreign exchange rates as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time) on the days the NYSE is open for business. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Fund (the “Board”).

Where reliable market quotes are not readily available from a third party pricing service, investments are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board. Any investment and other assets or liabilities for which current market quotations

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2015 (unaudited)

are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is recognized only if amounts are reasonably estimable and (considered to be) collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated upon the proportion of net assets of each class. Class specific expenses are borne by the respective share class.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately presented.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2015 (unaudited)

recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Schedule of Investments. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

Currently, the Fund executes all foreign currency contracts through State Street. Due to the Fund’s custodial contract with State Street, the Fund is able to avoid certain transaction fees and collateral requirements normally incurred with executing foreign currency contracts with third party brokers. The execution is done through an automated system with transparency as to other market participants and is monitored for best execution purposes.

PURCHASED OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — An over the counter (“OTC) credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. Certain types of credit default swaps are exchange-listed and subject to clearing. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of a defined

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2015 (unaudited)

adverse credit event with respect to the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index, among other factors, can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2015 for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation. The Fund segregates assets in the form of cash or liquid securities (i) in an amount equal to the notional amount of the credit default swaps of which it is the seller and; (ii) in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. Central clearing is designed to reduce counterparty risk compared to uncleared swaps because central clearing interposes the CCP as the counterparty to each participant’s swap, but it does not eliminate those risks completely. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as Premium paid or received, net for OTC swap contracts, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2015 (unaudited)

cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion.

At July 31, 2015, the Fund had no outstanding unfunded loan commitments.

3.      Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts. The derivatives are not accounted for as hedging instruments.

At July 31, 2015, the fair value of derivative instruments in an asset position and in a liability position and whose primary underlying risk exposure is foreign exchange risk was $3,294,655 and $(2,807,535), respectively.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk or to enhance return.

At July 31, 2015, the fair value of derivative instruments in an asset position and in a liability position and whose primary underlying risk exposure is credit risk was $2,753,956 and $(20,738,666), respectively.

4.      Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities in transactions with unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

5.      Unrealized Appreciation/(Depreciaton)

The cost and unrealized appreciation (depreciation) of investments in securities of the Fund at July 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost of securities held long	$1,772,875,844

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2015 (unaudited)

Gross unrealized appreciation	33,073,350
Gross unrealized (depreciation)	(169,973,727)
Net unrealized (depreciation) of investments in securities held long	$(136,900,377)
Net unrealized appreciation (depreciation) on short sales	$(129,109)
Net unrealized appreciation (depreciation) on securities	$(137,029,486)

6.      Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

• Level 1 — Prices are determined using quoted prices in an active market for identical assets.

• Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

• Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended July 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2015 (unaudited)

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Purchased Options — Options traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of July 31, 2015. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in
	Active Markets		Significant
	for Identical	Other Significant	Unobservable
	Assets	Observable Inputs	Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds and Notes	$—	$990,031,099	$—	$990,031,099
Senior Loans	—	378,564,768	38,671,503	417,236,271
Convertible Bonds	—	30,552,266	2,458,893	33,011,159
Municipal Bonds	—	15,941,089	—	15,941,089
Preferred Stocks	2,777,544	—	—	2,777,544
Equities	14,370,180	24,330,915	—	38,701,095
Warrants	—	—	603,824	603,824

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2015 (unaudited)

	Quoted Prices in
	Active Markets		Significant
	for Identical	Other Significant	Unobservable
	Assets	Observable Inputs	Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total

Private Equity	—	43,889	—	43,889
Repurchase Agreements	—	137,629,497	—	137,629,497
Other Financial Instruments
Forward Foreign Currency Contracts*	—	3,294,655	—	3,294,655
Credit Default Swaps*	—	320,684	—	320,684
Total Asset Position	$17,147,724	$1,580,708,862	$41,734,220	$1,639,590,806

Investments in a Liability Position
Securities Sold Short	—	(4,002,372)	—	(4,002,372)
Other Financial Instruments
Forward Foreign Currency Contracts*	—	(2,807,535)	—	(2,807,535)
Credit Default Swaps*	—	(12,280,311)	—	(12,280,311)
Total Liability Position	$—	$(19,090,218)	$—	$(19,090,218)

* Other financial instruments such as forward foreign currency contracts and credit default swaps are valued at the unrealized appreciation (depreciation) of the instrument.

Quantitative Information about Level 3 Fair Value Inputs

	Fair Value At July31, 2015	Valuation Technique	Unobservable Input	Range

Senior Loans	$38,671,504	Third -Party Vendor	Vendor quotes	$46.25 - $101.50
Convertible Bonds	$2,458,893	Third -Party Vendor	Vendor quotes	$150.00
Warrants	$603,824	Black Scholes Option Pricing Model	Implied Volatility	40%

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by the Committee.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Investments in Convertible Bonds	Warrants	Total
Beginning as of October 31, 2014	$15,289,076	$—	$—	$15,289,076
Cost of purchases	14,707,052	1,639,262	603,824	16,950,138
Proceeds from sales	(24,471,422)	—	—	(24,471,422)
Transfers to Level 3	38,997,110	—	—	38,997,110
Transfers from Level 3	—	—	—	—
Accrued discount (premium)	94,052	—	—	94,052
Realized gains/(losses)	2,574,658	—	—	2,574,658
Change in net unrealized appreciation (depreciation)	(8,519,023)	819,631	—	(7,699,392)
Balance as of July 31, 2015	$38,671,503	$2,458,893	$603,824	$41,734,220

Change in net unrealized appreciation (depreciation) on investments still held as of July 31, 2015	$(6,913,467)	$819,631	—	$(6,093,836)

Avenue Credit Strategies Fund

Notes to Schedule of Investments (concluded)

July 31, 2015 (unaudited)

Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a decrease in the availability of significant observable inputs in determining the fair value of these investments.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By	/s/ Randolph Takian
Randolph Takian Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	9/28/15

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report had been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Randolph Takian
Randolph Takian Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	9/28/15

By	/s/ Stephen M. Atkins
Stephen M. Atkins Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	9/28/15